UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2013

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 15, 2013, GSI Group Inc. (the “Company”) and GSI Group Limited UK, a wholly-owned subsidiary of the Company (“GSI UK” and, together with the Company, the “Purchaser” ), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with NDSSI Holdings LLC (“Holdings”) and NDS Surgical Imaging, Inc., a Delaware corporation (together with Holdings, the “Seller”) to acquire 100% of the outstanding membership interests of NDS Surgical Imaging, LLC and 100% of the outstanding stock of NDS Surgical Imaging KK, wholly owned subsidiaries of Holdings (collectively, “NDS”). The acquisition closed on Tuesday, January 15, 2013.

Pursuant to the terms of the Purchase Agreement, the total purchase price was $82.5 million in cash, subject to certain working capital adjustments. The Company utilized the proceeds from its Senior Credit Facilities as well as cash on hand to fund the acquisition.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

NDS designs, develops, and manufactures high definition visualization systems and imaging informatics products for the surgical and radiology markets.

The Company also amended the Amended and Restated Credit Agreement dated December 27, 2012 to permit the acquisition of NDS and the transactions contemplated thereby, pursuant to a Consent and First Amendment to Amended and Restated Credit Agreement dated as of January 14, 2013 and effective as of Tuesday, January 15, 2013 (the “First Amendment”). A copy of the First Amendment is attached to this Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure

On January 15, 2013, the Company issued a press release with respect to the closing of the NDS acquisition. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 7.01, including the press release attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 75 calendar days after the date of the acquisition.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 75 calendar days after the date of the acquisition.

Exhibit #	Description

2.1	Securities Purchase Agreement dated January 15, 2013, between NDSSI Holdings, LLC, NDS Surgical Imaging, Inc., GSI Group Inc. and GSI Group Limited UK. (The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.)

10.1	Consent and First Amendment to Amended and Restated Credit Agreement dated January 14, 2013 by and among GSI Group Corporation and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

99.1	Press Release dated January 15, 2013 of GSI Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: January 15, 2013	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer